Exhibit 99.2

Brookdale Senior Living Inc.
Corporate Overview - Selected Financial Information
As of September 30, 2016

Corporate Overview	Investor Relations
Brookdale Senior Living Inc. ("Brookdale" or the "Company") is the leading operator of senior living communities throughout the United States.  The Company is committed to providing senior living solutions primarily within properties that are designed, purpose-built and operated to provide the highest quality service, care and living accommodations for residents.  As of September 30, 2016, the Company operates independent living, assisted living and dementia-care communities and continuing care retirement centers ("CCRCs"), with 1,077 communities in 47 states and the ability to serve approximately 105,000 residents. Through its ancillary services program, the Company also offers a range of outpatient therapy, home health, personalized living and hospice services.
Ross Roadman SVP, Investor Relations Brookdale Senior Living Inc. 111 Westwood Place, Suite 400 Brentwood, TN 37027 Phone (615) 564-8104 rroadman@brookdale.com

Community Information
Ownership Type	Period End Number of Communities	Period End Number of Units	Percentage of Q3 2016 Resident and Management Fees	Percentage of Q3 2016 Operating Income	Percentage of YTD 2016 Resident and Management Fees	Percentage of YTD 2016 Operating Income
Owned	375	33,949	38.1%	37.3%	38.2%	37.3%
Leased	546	44,762	49.3%	54.2%	48.9%	53.7%
Brookdale Ancillary Services	N/A	N/A	11.1%	4.1%	11.3%	4.4%
Managed	156	26,415	1.5%	4.4%	1.6%	4.6%
Total	1,077	105,126	100.0%	100.0%	100.0%	100.0%

Operating Type - By Segment
Retirement Centers	95	17,152	16.1%	20.6%	15.9%	20.3%
Assisted Living	783	51,498	57.4%	61.6%	57.2%	61.4%
CCRCs - Rental	43	10,061	13.9%	9.3%	14.0%	9.3%
Brookdale Ancillary Services	N/A	N/A	11.1%	4.1%	11.3%	4.4%
Management Services	156	26,415	1.5%	4.4%	1.6%	4.6%
Total	1,077	105,126	100.0%	100.0%	100.0%	100.0%

Statement of Cash Flow Information
($ in 000s)	FY 2015					FY 2016
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Year to Date

Net cash provided by operating activities (as reported in the Company's consolidated financial statements)	$10,057	$100,767	$91,361	$90,181	$292,366	$70,343	$107,496	$99,442	$277,281

Net cash provided by operating activities of unconsolidated ventures	4,904	50,321	57,202	67,839	180,266	54,593	55,842	47,095	157,530

CFFO and Adjusted CFFO (See Note Regarding Non-GAAP Financial Measures)
($ in 000s)	FY 2015					FY 2016
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Year to Date

The Company's CFFO	$73,890	$69,745	$50,769	$62,887	$257,291	$70,800	$90,125	$85,212	$246,137
Add: Integration, transaction, transaction-related and strategic project costs (1)	27,300	29,027	42,499	24,853	123,679	20,928	17,324	8,775	47,027
Adjusted CFFO	$101,190	$98,772	$93,268	$87,740	$380,970	$91,728	$107,449	$93,987	$293,164

The Company's proportionate share of CFFO of unconsolidated ventures	$14,213	$11,177	$13,093	$18,896	$57,379	$15,354	$15,939	$13,837	$45,130

(1) The calculation of the Company's CFFO includes integration, transaction, transaction-related and strategic project costs of $47.0 million and $98.8 million for the nine months ended September 30, 2016 and September 30, 2015, respectively. For the nine months ended September 30, 2016, integration costs include $15.2 million of transition costs associated with the Emeritus merger and organizational restructuring (such as severance and retention payments and recruiting expenses), $2.4 million of third party consulting expenses directly related to the integration of Emeritus (in areas such as technology and systems work), and $3.8 million of internal costs such as training, travel and labor, reflecting time spent by Company personnel on integration activities and projects. Transaction and transaction-related costs of $4.8 million for the nine months ended September 30, 2016 include third party costs directly related to acquisition and disposition activity, community financing and leasing activity and corporate capital structure assessment activities, and are primarily comprised of legal, finance, consulting, professional fees and other third party costs. Strategic project costs of $20.8 million for the nine months ended September 30, 2016 include costs associated with certain strategic projects related to refining the Company's strategy, building out enterprise-wide capabilities for the post-merger platform (including the EMR roll-out project) and reducing costs and achieving synergies by capitalizing on scale.

Stock Information
Common Stock Listing	FY 2015					FY 2016
NYSE: BKD	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Year to Date

Weighted average shares used in computing basic and diluted net income (loss) per share (000's)	183,678	184,266	184,570	184,805	184,333	185,153	185,825	185,946	185,641

Note Regarding Non-GAAP Financial Measures. This supplemental presentation contains financial measures utilized by management to evaluate our operating performance and liquidity that are not calculated in accordance with U.S. generally accepted accounting principles ("GAAP").  Each of these measures, Adjusted EBITDA, Cash From Facility Operations ("CFFO") and Adjusted CFFO, should not be considered in isolation from or as superior to or as a substitute for net income (loss), income (loss) from operations, net cash provided by (used in) operating activities, or other financial measures determined in accordance with GAAP.  This supplemental presentation should be read in conjunction with the Company's earnings release dated November 1, 2016 and the consolidated financial statements and reconciliations included therein.  The Company strongly urges you to review the information under "Reconciliation of Non-GAAP Financial Measures" in such earnings release for the Company's definitions of each of these non-GAAP financial measures, a detailed description of why the Company believes such measures are useful and the limitations of each measure, and a reconciliation of Adjusted EBITDA from the Company's net income (loss), a reconciliation of the Company's CFFO and Adjusted CFFO from the Company's net cash provided by (used in) operating activities, and a reconciliation of the Company's proportionate share of CFFO of unconsolidated ventures from such ventures' net cash provided by (used in) operating activities.  The Company cautions investors that amounts presented in accordance with the Company's definitions of such financial measures may not be comparable to similar measures disclosed by other companies, because not all companies calculate these non-GAAP financial measures in the same manner.

As noted in the Company's earnings release dated November 1, 2016, the Company has changed its definition and calculation of CFFO from prior periods, which no longer will include the Company's proportionate share of CFFO of unconsolidated ventures.  To conform to this new definition, prior period amounts of CFFO and Adjusted CFFO have been recast to reflect the Company's CFFO and Adjusted CFFO separate from, and exclusive of, the Company's proportionate share of CFFO of unconsolidated ventures.

In addition, the Company changed its definition and calculation of Adjusted EBITDA when it reported results for the second quarter of 2016.  Prior period amounts of Adjusted EBITDA presented herein have been recast to conform to the new definition.  See the Company's earnings release issued on August 8, 2016, for more information regarding the changes made to the definition and calculation of Adjusted EBITDA.

Brookdale Senior Living Inc.
Segment Financial Data
As of September 30, 2016

Financial Data and Operating Information
($ in 000s, except Senior Housing average monthly revenue per unit)

Retirement Centers	FY 2015					FY 2016
	Q1 (1)	Q2	Q3	Q4	Full Year	Q1	Q2	Q3
Revenue	$163,486	$164,409	$164,415	$165,630	$657,940	$169,426	$169,990	$170,706
Segment Facility Operating Expenses(2)	92,962	92,365	94,081	93,275	372,683	94,977	95,236	97,594
Segment Operating Income	$70,524	$72,044	$70,334	$72,355	$285,257	$74,449	$74,754	$73,112
Segment Operating Margin	43.1%	43.8%	42.8%	43.7%	43.4%	43.9%	44.0%	42.8%

Number of communities (period end)	99	98	98	95	95	95	95	95
Total average units(3)	17,369	17,279	17,289	17,293	17,308	17,096	17,095	17,105
Weighted average unit occupancy	88.8%	88.4%	88.7%	89.1%	88.8%	88.9%	88.9%	89.3%
Senior Housing average monthly revenue per unit(4)	$3,533	$3,589	$3,573	$3,584	$3,570	$3,715	$3,727	$3,727

Assisted Living	FY 2015					FY 2016
	Q1 (1)	Q2	Q3	Q4	Full Year	Q1	Q2	Q3
Revenue	$617,344	$611,838	$608,393	$607,882	$2,445,457	$617,270	$613,017	$607,345
Segment Facility Operating Expenses(2)	393,838	388,479	397,180	388,657	1,568,154	396,460	378,932	389,467
Segment Operating Income	$223,506	$223,359	$211,213	$219,225	$877,303	$220,810	$234,085	$217,878
Segment Operating Margin	36.2%	36.5%	34.7%	36.1%	35.9%	35.8%	38.2%	35.9%

Number of communities (period end)	837	833	832	820	820	820	818	783
Total average units(3)	55,073	54,700	54,592	54,492	54,714	53,510	53,521	52,991
Weighted average unit occupancy	87.2%	86.4%	86.5%	86.6%	86.7%	85.6%	85.3%	85.6%
Senior Housing average monthly revenue per unit(4)	$4,283	$4,316	$4,292	$4,296	$4,297	$4,493	$4,478	$4,461

CCRCs - Rental	FY 2015					FY 2016
	Q1 (1)	Q2	Q3	Q4	Full Year	Q1	Q2	Q3
Revenue	$155,991	$151,561	$149,572	$147,448	$604,572	$152,260	$148,225	$147,517
Segment Facility Operating Expenses(2)	117,420	115,701	108,177	112,779	454,077	116,791	114,631	114,521
Segment Operating Income	$38,571	$35,860	$41,395	$34,669	$150,495	$35,469	$33,594	$32,996
Segment Operating Margin	24.7%	23.7%	27.7%	23.5%	24.9%	23.3%	22.7%	22.4%

Number of communities (period end)	45	46	45	44	44	44	43	43
Total average units(3)	10,480	10,543	10,515	10,405	10,486	10,335	10,084	9,963
Weighted average unit occupancy	86.0%	83.6%	83.9%	83.9%	84.4%	84.3%	83.7%	84.0%
Senior Housing average monthly revenue per unit(4)	$5,744	$5,697	$5,626	$5,601	$5,668	$5,790	$5,812	$5,833

Total Senior Housing	FY 2015					FY 2016
	Q1 (1)	Q2	Q3	Q4	Full Year	Q1	Q2	Q3
Revenue	$936,821	$927,808	$922,380	$920,960	$3,707,969	$938,956	$931,232	$925,568
Facility Operating Expenses	604,220	596,545	599,438	594,711	2,394,914	608,228	588,799	601,582
Operating Income	$332,601	$331,263	$322,942	$326,249	$1,313,055	$330,728	$342,433	$323,986
Operating Margin	35.5%	35.7%	35.0%	35.4%	35.4%	35.2%	36.8%	35.0%
G&A Allocation(5)	$42,093	$37,399	$36,968	$42,881	$159,341	$44,524	$45,806	$33,672
Operating Income (Including G&A Allocation)	$290,508	$293,864	$285,974	$283,368	$1,153,714	$286,204	$296,627	$290,314
Operating Margin (Including G&A Allocation)	31.0%	31.7%	31.0%	30.8%	31.1%	30.5%	31.9%	31.4%

Number of communities (period end)	981	977	975	959	959	959	956	921
Total average units(3)	82,922	82,522	82,396	82,190	82,508	80,941	80,700	80,059
Weighted average unit occupancy	87.4%	86.5%	86.7%	86.8%	86.8%	86.1%	85.8%	86.2%
Senior Housing average monthly revenue per unit(4)	$4,305	$4,331	$4,303	$4,302	$4,310	$4,485	$4,476	$4,465

Brookdale Senior Living Inc.
Segment Financial Data
As of September 30, 2016

Financial Data and Operating Information (continued)
($ in 000s, except Senior Housing average monthly revenue per unit)

Brookdale Ancillary Services	FY 2015					FY 2016
	Q1 (1)	Q2	Q3	Q4	Full Year	Q1	Q2	Q3
Revenue	$115,411	$116,170	$117,702	$119,875	$469,158	$122,192	$123,336	$117,263
Segment Facility Operating Expenses(2)	92,669	98,446	100,282	102,551	393,948	107,674	104,304	102,639
Segment Operating Income	$22,742	$17,724	$17,420	$17,324	$75,210	$14,518	$19,032	$14,624
Segment Operating Margin	19.7%	15.3%	14.8%	14.5%	16.0%	11.9%	15.4%	12.5%
G&A Allocation(5)	$8,251	$7,811	$6,678	$8,203	$30,943	$7,965	$7,998	$6,323
Segment Operating Income (Including G&A Allocation)	$14,491	$9,913	$10,742	$9,121	$44,267	$6,553	$11,034	$8,301
Segment Operating Margin (Including G&A Allocation)	12.6%	8.5%	9.1%	7.6%	9.4%	5.4%	8.9%	7.1%

Outpatient Therapy treatment codes	636,413	667,836	612,970	588,984	2,506,203	509,651	476,530	419,619
Home Health average daily census	13,767	13,884	14,126	15,065	14,211	16,490	16,126	15,270
Hospice average daily census	389	439	486	558	468	654	737	813

Total Senior Housing and Brookdale Ancillary Services	FY 2015					FY 2016
	Q1 (1)	Q2	Q3	Q4	Full Year	Q1	Q2	Q3
Revenue	$1,052,232	$1,043,978	$1,040,082	$1,040,835	$4,177,127	$1,061,148	$1,054,568	$1,042,831
Facility Operating Expenses	696,889	694,991	699,720	697,262	2,788,862	715,902	693,103	704,221
Operating Income	$355,343	$348,987	$340,362	$343,573	$1,388,265	$345,246	$361,465	$338,610
Operating Margin	33.8%	33.4%	32.7%	33.0%	33.2%	32.5%	34.3%	32.5%
G&A Allocation(5)	$50,344	$45,210	$43,646	$51,084	$190,284	$52,489	$53,804	$39,995
Operating Income (Including G&A Allocation)	$304,999	$303,777	$296,716	$292,489	$1,197,981	$292,757	$307,661	$298,615
Operating Margin (Including G&A Allocation)	29.0%	29.1%	28.5%	28.1%	28.7%	27.6%	29.2%	28.6%

Management Services	FY 2015					FY 2016
	Q1 (1)	Q2	Q3	Q4	Full Year	Q1	Q2	Q3
Revenue (Management Fees)	$15,097	$14,839	$14,694	$15,553	$60,183	$16,780	$18,186	$15,532
Expenses (G&A Allocation)(5)	9,755	8,878	9,978	11,506	40,117	11,256	11,200	8,567
Segment Operating Income (Including G&A Allocation)	$5,342	$5,961	$4,716	$4,047	$20,066	$5,524	$6,986	$6,965
Segment Operating Margin (Including G&A Allocation)	35.4%	40.2%	32.1%	26.0%	33.3%	32.9%	38.4%	44.8%

Number of communities (period end)	160	160	157	164	164	162	158	156
Total average units(3)	27,185	27,026	26,590	26,464	26,834	26,613	26,435	26,088
Weighted average occupancy	86.5%	85.2%	85.8%	86.6%	86.0%	87.1%	86.8%	87.2%
Senior Housing average monthly revenue per unit(4)	$4,277	$4,238	$4,224	$4,246	$4,249	$4,371	$4,350	$4,322

Total Senior Housing, Brookdale Ancillary and Management Services	FY 2015					FY 2016
	Q1 (1)	Q2	Q3	Q4	Full Year	Q1	Q2	Q3
Revenue	$1,067,329	$1,058,817	$1,054,776	$1,056,388	$4,237,310	$1,077,928	$1,072,754	$1,058,363
Expenses	696,889	694,991	699,720	697,262	2,788,862	715,902	693,103	704,221
Operating Income	$370,440	$363,826	$355,056	$359,126	$1,448,448	$362,026	$379,651	$354,142
Operating Margin	34.7%	34.4%	33.7%	34.0%	34.2%	33.6%	35.4%	33.5%
G&A Allocation(5)	$60,099	$54,088	$53,624	$62,590	$230,401	$63,745	$65,004	$48,562
Operating Income (Including G&A Allocation)	$310,341	$309,738	$301,432	$296,536	$1,218,047	$298,281	$314,647	$305,580
Operating Margin (Including G&A Allocation)	29.1%	29.3%	28.6%	28.1%	28.7%	27.7%	29.3%	28.9%

(1) Certain prior period expense amounts have been reclassified to conform to the current financial statement presentation, with no effect on the Company's consolidated financial position or results of operations.

(2) Segment facility operating expenses exclude depreciation and amortization.
(3) Total average units operated represents the average number of units operated during the period, excluding equity homes.
(4) Senior Housing average monthly revenue per unit represents the average of total monthly resident fee revenues, excluding amortization of entrance fees and Brookdale Ancillary Services segment revenue, divided by average occupied units.

(5) Excludes non-cash stock-based compensation expense and integration, transaction, transaction-related and strategic project costs.

Brookdale Senior Living Inc.
Senior Housing Data by Ownership Type
As of September 30, 2016

Financial Data and Operating Information
($ in 000s, except Senior Housing average monthly revenue per unit)

Owned Properties	FY 2015					FY 2016
	Q1 (1)	Q2	Q3	Q4	Full Year	Q1	Q2	Q3
Revenue	$412,555	$411,576	$409,249	$412,678	$1,646,058	$415,775	$406,908	$403,655
Facility Operating Expenses	276,225	274,608	274,427	277,509	1,102,769	278,140	267,901	271,664
Operating Income	$136,330	$136,968	$134,822	$135,169	$543,289	$137,635	$139,007	$131,991
Operating Margin	33.0%	33.3%	32.9%	32.8%	33.0%	33.1%	34.2%	32.7%

Number of communities (period end)	422	424	424	413		407	407	375
Total average units(2)	36,923	37,182	37,128	37,431		36,248	35,615	35,206
Weighted average unit occupancy	86.5%	85.4%	85.7%	85.9%		85.5%	85.1%	85.4%
Senior Housing average monthly revenue per unit(3)	$4,305	$4,319	$4,286	$4,277		$4,470	$4,474	$4,473

Leased Properties with Purchase Options	FY 2015					FY 2016
	Q1 (1)	Q2	Q3	Q4	Full Year	Q1	Q2	Q3
Revenue	$82,064	$79,516	$79,568	$75,462	$316,610	$77,455	$75,301	$75,148
Facility Operating Expenses	52,414	50,638	51,187	47,852	202,091	49,583	47,522	48,503
Operating Income	$29,650	$28,878	$28,381	$27,610	$114,519	$27,872	$27,779	$26,645
Operating Margin	36.1%	36.3%	35.7%	36.6%	36.2%	36.0%	36.9%	35.5%

Number of communities (period end)	103	101	101	96		95	94	94
Total average units(2)	7,027	6,803	6,806	6,340		6,336	6,144	6,143
Weighted average unit occupancy	87.8%	86.7%	87.4%	88.2%		87.8%	87.9%	88.0%
Senior Housing average monthly revenue per unit(3)	$4,433	$4,492	$4,458	$4,498		$4,641	$4,647	$4,634

Leased Properties without Purchase Options	FY 2015					FY 2016
	Q1 (1)	Q2	Q3	Q4	Full Year	Q1	Q2	Q3
Revenue	$442,202	$436,716	$433,563	$432,820	$1,745,301	$445,726	$449,023	$446,765
Facility Operating Expenses	275,581	271,299	273,824	269,350	1,090,054	280,505	273,376	281,415
Operating Income	$166,621	$165,417	$159,739	$163,470	$655,247	$165,221	$175,647	$165,350
Operating Margin	37.7%	37.9%	36.8%	37.8%	37.5%	37.1%	39.1%	37.0%

Number of communities (period end)	456	452	450	450		457	455	452
Total average units(2)	38,972	38,537	38,462	38,419		38,357	38,941	38,710
Weighted average unit occupancy	88.2%	87.4%	87.5%	87.3%		86.4%	86.2%	86.7%
Senior Housing average monthly revenue per unit(3)	$4,282	$4,313	$4,289	$4,294		$4,474	$4,450	$4,430

Total Senior Housing	FY 2015					FY 2016
	Q1 (1)	Q2	Q3	Q4	Full Year	Q1	Q2	Q3
Revenue	$936,821	$927,808	$922,380	$920,960	$3,707,969	$938,956	$931,232	$925,568
Facility Operating Expenses	604,220	596,545	599,438	594,711	2,394,914	608,228	588,799	601,582
Operating Income	$332,601	$331,263	$322,942	$326,249	$1,313,055	$330,728	$342,433	$323,986
Operating Margin	35.5%	35.7%	35.0%	35.4%	35.4%	35.2%	36.8%	35.0%

Number of communities (period end)	981	977	975	959	959	956	921
Total average units(2)	82,922	82,522	82,396	82,190	80,941	80,700	80,059
Weighted average unit occupancy	87.4%	86.5%	86.7%	86.8%	86.1%	85.8%	86.2%
Senior Housing average monthly revenue per unit(3)	$4,305	$4,331	$4,303	$4,302	$4,485	$4,476	$4,465

(1) Certain prior period expense amounts have been reclassified to conform to the current financial statement presentation, with no effect on the Company's consolidated financial position or results of operations.

(2) Total average units operated represents the average number of units operated during the period, excluding equity homes.
(3) Senior Housing average monthly revenue per unit represents the average of total monthly resident fee revenues, excluding amortization of entrance fees and Brookdale Ancillary Services segment revenue, divided by average occupied units.

Brookdale Senior Living Inc.
Same Community and Capital Expenditure Information
As of September 30, 2016

Senior Housing Same Community Information
($ in 000s, except Senior Housing average monthly revenue per unit)	Three Months Ended September 30,			Twelve Months Ended September 30,
	2016	2015	% Change	2016	2015	% Change
Revenue	$883,104	$865,784	2.0%	$3,475,027	$3,435,295	1.2%
Operating Expense	568,754	556,923	2.1%	2,219,941	2,206,419	0.6%
Same Community Operating Income	$314,350	$308,861	1.8%	$1,255,086	$1,228,876	2.1%
Same Community Operating Margin	35.6%	35.7%	-0.1%	36.1%	35.8%	0.3%

Number of communities (period end)	896	896		888	888
Weighted average unit occupancy	86.5%	87.5%	-1.0%	86.6%	88.1%	-1.5%
Senior Housing average monthly revenue per unit (1)	$4,446	$4,308	3.2%	$4,415	$4,291	2.9%

Same community information reflects historical results from senior housing operations for same store communities (utilizing the Company's methodology for determining same store communities).

Schedule of Capital Expenditures
($ in 000s)
	Three Months Ended September 30,		Nine Months Ended September 30,
Type	2016	2015	2016	2015
Recurring	$19,406	$16,947	$50,684	$53,236
Less: reimbursements	(2,516)	(2,416)	(6,845)	(6,277)
Net Recurring (2)	16,890	14,531	43,839	46,959
EBITDA-enhancing / Major Projects (3)	20,609	45,865	81,730	107,236
Corporate, integration and other (4)	18,112	18,433	45,835	61,456
Non-Development Capital Expenditures	55,611	78,829	171,404	215,651

Development (Program Max, net) (5)	6,000	14,284	16,722	25,044
Total Capital Expenditures (6)	$61,611	$93,113	$188,126	$240,695

Add: Total lessor reimbursements	$10,385	$30,317	$42,711	$61,083
Add: Change in related payables	1,894	-	33,113	-
Cash paid for additions to PP&E	$73,890	$123,430	$263,950	$301,778

(1) Senior Housing average monthly revenue per unit represents the average of total monthly resident fee revenues, excluding amortization of entrance fees and Brookdale Ancillary Services segment revenue, divided by average occupied units.

(2) Payments are included in CFFO.
(3)  Includes EBITDA-enhancing projects (primarily community renovations and apartment upgrades) and other major building infrastructure projects. Amounts shown are amounts invested, net of third party lessor reimbursements of $5.2 million and $24.1 million for the three months ended September 30, 2016 and 2015, respectively, and $18.0 million and $33.1 million for the nine months ended September 30, 2016 and 2015, respectively.

(4)  Corporate, integration and other includes capital expenditures for information technology systems and equipment and expenditures supporting the expansion of our support platform and ancillary services programs.

(5)  Includes community expansions and major repositioning or upgrade projects.  Also includes de novo community developments.  Amounts shown are amounts invested, net of third party lessor reimbursements of $2.7 million and $3.8 million for the three months ended September 30, 2016 and 2015, respectively, and $17.9 million and $21.7 million for the nine months ended September 30, 2016 and 2015, respectively.

(6)  Amounts shown are gross expenditures (including related payables), net of third party lessor reimbursements. Approximately $20.5 million and $30.3 million of expense was recognized during the three months ended September 30, 2016 and 2015, respectively, and $55.5 million and $61.1 million of expense was recognized during the nine months ended September 30, 2016 and 2015, respectively, for normal repairs and maintenance and capital spend under $1,500 per invoice, except for unit turnovers.

Brookdale Senior Living Inc.
Capital Structure - selected financial information
As of September 30, 2016
($ in 000s)

Long Term Debt and Line of Credit Maturities

	Maturities
	Mortgage	weighted	Line of	weighted	Total
	Debt (1)	rate (2)	Credit	rate (2)	Debt

2016 (3)	$93,761	4.63%	$-	-	$93,761
2017 (4)	278,452	5.58%	-	-	278,452
2018	1,223,507	4.48%	-	-	1,223,507
2019	136,611	5.83%	-	-	136,611
2020	468,607	5.09%	100,000	3.19%	568,607
Thereafter	1,438,422	3.93%	-	-	1,438,422
Total	$3,639,360	4.47%	$100,000	3.19%	$3,739,360

Coverage Ratios
	Nine Months Ended September 30, 2016 (5)
	Owned		Leased
	Communities		Communities*

Units	33,949		44,762
Operating Income	$408,633		$588,514
Operating Income adjusted for 5% management fee and capital expenditures at $350/unit	$338,404		$498,292
Interest Payments	$131,422
Cash Lease Payments			$462,140

Coverage	2.6	x	1.1	x

* Leased communities include communities subject to capital and financing leases.

Debt Amortization
	Nine Months Ended September 30,
	2016	2015
Scheduled debt amortization	$64,718	$67,188
Lease financing debt amortization with fair market value or no purchase option (6)	42,525	38,047
Lease financing debt amortization with bargain purchase option	4,731	4,401
Total debt amortization	$111,974	$109,636

Credit Facility Availability
	09/30/15	12/31/15	03/31/16	06/30/16	09/30/16

Total credit facility commitment	$500,000	$500,000	$500,000	$500,000	$500,000

Line of credit (7)	$443,378	$416,605	$441,048	$453,744	$409,576
Less: term loan balance	(100,000)	(100,000)	(100,000)	(100,000)	(100,000)
Less: revolving credit facility balance	(210,000)	(210,000)	(110,000)	(86,500)	-
Available to draw	$133,378	$106,605	$231,048	$267,244	$309,576
Cash and cash equivalents	70,391	88,029	70,862	39,053	74,184
Total liquidity (available to draw + cash)	$203,769	$194,634	$301,910	$306,297	$383,760

Total letters of credit outstanding	$83,940	$82,413	$86,667	$86,441	$90,268

Leverage Ratios (8)
		Annualized
Trailing twelve months ended September 30, 2016		Leverage
Adjusted EBITDAR	$1,214,103
Less: cash operating lease payments	(380,723)
Adjusted EBITDA	833,380
Less: cash capital and financing lease payments	(233,263)
Adjusted EBITDA after capital and financing lease payments	600,117

Debt as of September 30, 2016
Debt (1)	3,639,360
Line of credit	100,000
Less: cash and cash equivalents	(74,184)
Less: cash held as collateral against existing debt	(2,711)
Total net debt	3,662,465	6.1	x

Plus: cash lease payments multiplied by 8	4,911,888
Total adjusted net debt	$8,574,353	7.1	x

Debt Structure
		Weighted
	Balance	rate (2)
Fixed rate debt (1)	$2,416,620	5.14%
Variable rate debt (1)	1,222,740	3.14%
Line of credit (cash borrowings)	100,000	3.19%
Total long term debt and line of credit	$3,739,360

	Balance	% of total
Variable rate debt with interest rate caps (1) (9)	$807,771	66.1%
Variable rate debt - unhedged (1)	414,969	33.9%
Total variable rate debt (1)	$1,222,740	100.0%

(1) Includes mortgage debt, convertible notes and other notes payable, but excludes capital and financing leases and line of credit.
(2) Pertaining to variable rate debt, reflects a) market rates as of September 30, 2016 and b) applicable cap rates for hedged debt.
(3) Maturities of mortgage debt in 2016 includes the following debt instruments with post-2016 scheduled maturity dates: (i) $46.3 million of debt on Assets Held for Sale and (ii) $29.1 million of demand notes payable to the unconsolidated entrance fee venture, which we utilize in certain states in lieu of cash reserves.

(4) Maturities of mortgage debt in 2017 includes $60.6 million of debt on Assets Held for Sale.
(5) Senior housing operating income and adjusted operating income exclude Brookdale Ancillary Services segment operating income.
(6) Payments are included in CFFO.
(7) The actual amount available to borrow under the line of credit may vary from time to time as it is based on borrowing base calculations related to the value and performance of the communities securing the facility. The availability is reduced by letters of credit issued under the line of credit as of the reporting date.

(8) Adjusted EBITDAR and Adjusted EBITDA as reported in the calculation of leverage ratios exclude integration, transaction, transaction-related and strategic project costs of $68.9 million (excluding $2.9 million of debt modification costs included in CFFO) for the trailing twelve months ended September 30, 2016.

(9) Weighted cap rate for stated reporting period of 4.63% is materially above current market rates, therefore caps have no impact on consolidated interest expense for given period.

Brookdale Senior Living Inc.
Adjusted EBITDA and CFFO Calculations
As of September 30, 2016

Reconciliation of the Company's CFFO and Adjusted CFFO
($ in 000s)	FY 2015					FY 2016
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Year to Date

Net cash provided by operating activities	$10,057	$100,767	$91,361	$90,181	$292,366	$70,343	$107,496	$99,442	$277,281
Net cash used in investing activities	(231,291)	(145,206)	(121,805)	(70,675)	(568,977)	(74,448)	(82,288)	102,362	(54,374)
Net cash provided by (used in) financing activities	232,333	7,753	22,339	(1,868)	260,557	(13,062)	(57,017)	(166,673)	(236,752)
Net increase (decrease) in cash and cash equivalents	$11,099	$(36,686)	$(8,105)	$17,638	$(16,054)	$(17,167)	$(31,809)	$35,131	$(13,845)

Net cash provided by operating activities	$10,057	$100,767	$91,361	$90,181	$292,366	$70,343	$107,496	$99,442	$277,281
Changes in operating assets and liabilities	16,425	547	(6,324)	664	11,312	28,140	10,420	23,967	62,527
Add: Refundable entrance fees received	36	550	924	429	1,939	535	611	840	1,986
Less: Entrance fee refunds disbursed	(829)	(988)	(1,434)	(1,160)	(4,411)	(1,128)	(617)	(1,148)	(2,893)
Less: Recurring capital expenditures, net	(15,003)	(17,425)	(14,531)	(13,978)	(60,937)	(13,281)	(13,668)	(16,890)	(43,839)
Less: Lease financing debt amortization with fair market value or no purchase options	(12,439)	(12,756)	(12,852)	(13,249)	(51,296)	(13,809)	(14,117)	(14,599)	(42,525)
Add: Loss on facility lease termination	76,143	-	-	-	76,143	-	-	-	-
Less: Distributions from unconsolidated ventures from cumulative share of net earnings	(500)	(950)	(6,375)	-	(7,825)	-	-	(6,400)	(6,400)
CFFO	$73,890	$69,745	$50,769	$62,887	$257,291	$70,800	$90,125	$85,212	$246,137

Add: Integration, transaction, transaction-related and strategic project costs	27,300	29,027	42,499	24,853	123,679	20,928	17,324	8,775	47,027
Adjusted CFFO	$101,190	$98,772	$93,268	$87,740	$380,970	$91,728	$107,449	$93,987	$293,164

Calculation of Adjusted EBITDA and the Company's CFFO and Adjusted CFFO
($ in 000s)	FY 2015					FY 2016				Q3 2016 CFFO Distribution
	Q1 (1)	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Year to Date	Owned	Other (2)	Transaction/ Integration

Resident fee and management fee revenue	$1,067,329	$1,058,817	$1,054,776	$1,056,388	$4,237,310	$1,077,928	$1,072,754	$1,058,363	3,209,045	$403,655	$654,708	$-

Less: Facility operating expenses	(696,889)	(694,991)	(699,720)	(697,262)	(2,788,862)	(715,902)	(693,103)	(704,221)	(2,113,226)	(271,664)	(432,557)	-
Add: Change in future service obligation	-	-	-	(941)	(941)	-	-			-	-	-
Adjusted facility operating expenses	(696,889)	(694,991)	(699,720)	(698,203)	(2,789,803)	(715,902)	(693,103)	(704,221)	(2,113,226)	(271,664)	(432,557)	-

Less: G&A expense (including non-cash stock-based compensation expense)	(89,530)	(89,545)	(99,534)	(91,970)	(370,579)	(92,621)	(90,695)	(63,425)	(246,741)	(14,685)	(42,332)	(6,408)
Less: Transaction costs	(6,742)	(421)	-	(1,089)	(8,252)	(850)	(441)	(659)	(1,950)	-	-	(659)
Add: non-cash stock-based compensation expense	8,873	6,851	10,147	5,780	31,651	9,769	8,994	8,455	27,218	-	8,455	-
Net G&A (3)	(87,399)	(83,115)	(89,387)	(87,279)	(347,180)	(83,702)	(82,142)	(55,629)	(221,473)	(14,685)	(33,877)	(7,067)

Less: Facility lease expense	(94,471)	(91,338)	(91,144)	(90,621)	(367,574)	(96,689)	(92,682)	(92,519)	(281,890)	-	(92,519)	-
Add: Straight-line (income) expense	2,801	1,919	1,731	505	6,956	3,935	(523)	(859)	2,553	-	(859)	-
Add: Amortization of (above) below market lease, net	(1,959)	(1,840)	(1,626)	(1,733)	(7,158)	(1,733)	(1,733)	(1,699)	(5,165)	-	(1,699)	-
Less: Amortization of deferred gain	(1,093)	(1,093)	(1,093)	(1,093)	(4,372)	(1,093)	(1,093)	(1,093)	(3,279)	-	(1,093)	-
Cash lease payments - operating leases	(94,722)	(92,352)	(92,132)	(92,942)	(372,148)	(95,580)	(96,031)	(96,170)	(287,781)	-	(96,170)	-

Adjusted EBITDA	188,319	188,359	173,537	177,964	728,179	182,744	201,478	202,343	586,565	117,306	92,104	(7,067)

Less: Amortization of entrance fee revenue	(767)	(930)	(619)	(888)	(3,204)	(926)	(1,013)	(1,172)	(3,111)	-	(1,172)	-

Add: Entrance fee receipts	2,491	3,408	4,498	2,655	13,052	3,622	4,982	4,709	13,313	-	4,709	-
Less: Entrance fee disbursements	(829)	(988)	(1,434)	(1,160)	(4,411)	(1,128)	(617)	(1,149)	(2,894)	-	(1,149)	-
Net entrance fees	1,662	2,420	3,064	1,495	8,641	2,494	4,365	3,560	10,419	-	3,560	-

Less: Recurring capital expenditures, net	(15,003)	(17,425)	(14,531)	(13,978)	(60,937)	(13,281)	(13,668)	(16,890)	(43,839)	(7,313)	(9,577)	-
Less: Interest expense, net	(89,424)	(90,530)	(90,847)	(88,738)	(359,539)	(87,428)	(87,008)	(86,581)	(261,017)	(43,701)	(42,880)	-
Less: Lease financing debt amortization with fair market value or no purchase options	(12,439)	(12,756)	(12,852)	(13,249)	(51,296)	(13,809)	(14,117)	(14,599)	(42,525)	-	(14,599)	-
Less: Other	1,542	607	(6,983)	281	(4,553)	1,006	88	(1,449)	(355)	-	259	(1,708)

CFFO	$73,890	$69,745	$50,769	$62,887	$257,291	$70,800	$90,125	$85,212	$246,137	$66,292	$27,695	$(8,775)

Add: Integration, transaction, transaction-related and strategic project costs	27,300	29,027	42,499	24,853	123,679	20,928	17,324	8,775	47,027	-	-	8,775
Adjusted CFFO	$101,190	$98,772	$93,268	$87,740	$380,970	$91,728	$107,449	$93,987	$293,164	$66,292	$27,695	$-

(1) Certain prior period expense amounts have been reclassified to conform to the current financial statement presentation, with no effect on the Company's consolidated financial position or results of operations.

(2) Other includes financial data from leased communities, Brookdale Ancillary Services, and Management Services.
(3) Allocation of G&A to Owned and Other is based upon a percentage of revenue and excludes non-cash stock-based compensation expense and integration, transaction, transaction-related and strategic project costs.

Brookdale Senior Living Inc.
CFFO of Unconsolidated Ventures
As of September 30, 2016

Cash Flow reconciliation of the Company's proportionate share of CFFO of unconsolidated ventures
($ in 000s)	FY 2015					FY 2016
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Year to Date

Net cash provided by operating activities	$4,904	$50,321	$57,202	$67,839	$180,266	$54,593	$55,842	$47,095	$157,530
Net cash used in investing activities	(62,323)	(944,063)	(36,471)	(175,244)	(1,218,101)	(37,924)	(45,682)	(40,885)	(124,491)
Net cash provided by (used in) financing activities	45,241	911,636	(25,021)	96,706	1,028,562	(5,851)	(14,784)	(12,073)	(32,708)
Net increase (decrease) in cash and cash equivalents	$(12,178)	$17,894	$(4,290)	$(10,699)	$(9,273)	$10,818	$(4,624)	$(5,863)	$331

Net cash provided by operating activities	$4,904	$50,321	$57,202	$67,839	$180,266	$54,593	$55,842	$47,095	$157,530
Changes in operating assets and liabilities	34,041	(12,465)	(11,936)	(17,274)	(7,634)	(2,320)	(5,205)	(3,600)	(11,125)
Add: Refundable entrance fees received	8,383	8,107	7,609	13,720	37,819	8,677	13,229	11,972	33,878
Less: Entrance fee refunds disbursed	(9,181)	(13,042)	(10,875)	(9,565)	(42,663)	(10,776)	(13,906)	(11,940)	(36,622)
Less: Recurring capital expenditures, net	(3,495)	(4,658)	(5,437)	(6,253)	(19,843)	(4,316)	(5,189)	(5,256)	(14,761)
CFFO of unconsolidated ventures	$34,652	$28,263	$36,563	$48,467	$147,945	$45,858	$44,771	$38,271	$128,900

Brookdale Weighted Average Ownership percentage	41.0%	39.5%	35.8%	39.0%	38.8%	33.5%	35.6%	36.2%	35.0%
Brookdale's proportionate share of CFFO of unconsolidated ventures	$14,213	$11,177	$13,093	$18,896	$57,379	$15,354	$15,939	$13,837	$45,130

Reconciliation of the Company's proportionate share of CFFO of unconsolidated ventures (line items present all unconsolidated ventures on an aggregate basis)
($ in 000s except Senior Housing average monthly revenue per unit)
	FY 2015					FY 2016
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Year to Date

Number of communities (period end)	100	136	136	140		140	139	140
Total average units	18,792	18,930	24,138	24,351		24,668	24,585	24,456
Weighted average unit occupancy	86.1%	85.4%	86.5%	87.2%		87.6%	87.0%	87.3%
Senior Housing average monthly revenue per unit	$4,405	$4,370	$4,196	$4,216		$4,342	$4,322	$4,323

Resident fee revenue	$214,986	$211,614	$264,737	$270,192	$961,529	$284,930	$281,541	$281,585	$848,056
Less: Facility operating expenses	(150,920)	(151,638)	(188,189)	(187,131)	(677,878)	(193,691)	(193,921)	(197,872)	(585,484)
Less: General and administrative expenses including management fees	(10,860)	(10,771)	(13,390)	(14,689)	(49,710)	(15,388)	(14,881)	(14,536)	(44,805)

Adjusted EBITDA of unconsolidated ventures	53,206	49,205	63,158	68,372	233,941	75,851	72,739	69,177	217,767

Less: Entrance fee amortization	(1,141)	(1,482)	(1,828)	(1,718)	(6,169)	(3,395)	(4,103)	(4,544)	(12,042)

Add: Entrance fee receipts	23,251	26,040	27,744	35,017	112,052	25,882	32,574	29,263	87,719
Less: Entrance fee disbursements	(9,181)	(13,042)	(10,875)	(9,565)	(42,663)	(10,776)	(13,906)	(11,940)	(36,622)
Net entrance fees	14,070	12,998	16,869	25,452	69,389	15,106	18,668	17,323	51,097

Less: Recurring capital expenditures, net	(3,495)	(4,658)	(5,437)	(6,253)	(19,843)	(4,316)	(5,189)	(5,256)	(14,761)
Less: Interest expense, net	(27,375)	(27,698)	(35,899)	(36,762)	(127,734)	(36,639)	(36,173)	(37,460)	(110,272)
Less: Other	(613)	(103)	(300)	(624)	(1,640)	(749)	(1,171)	(969)	(2,889)

CFFO of unconsolidated ventures	$34,652	$28,263	$36,563	$48,467	$147,945	$45,858	$44,771	$38,271	$128,900

Brookdale weighted average ownership %	41.0%	39.5%	35.8%	39.0%	38.8%	33.5%	35.6%	36.2%	35.0%
Brookdale's proportionate share of CFFO of unconsolidated ventures	$14,213	$11,177	$13,093	$18,896	$57,379	$15,354	$15,939	$13,837	$45,130

Leverage Ratio for Unconsolidated Ventures
($ in 000s)
Debt Principal as of September 30, 2016	$2,186,925
Annualized Adjusted EBITDA of unconsolidated ventures	$290,356
Leverage	7.5	x

Aggregate Capital Expenditures of unconsolidated ventures
($ in 000s)	FY 2015					FY 2016
Type	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3
Recurring	$3,495	$4,658	$5,437	$6,253	$19,843	$4,316	$5,189	$5,256
EBITDA-enhancing / Major Projects	13,243	24,562	27,167	37,079	102,051	17,490	19,319	20,508
Development (Program Max)	8,409	9,272	5,634	12,966	36,281	7,863	10,307	8,810
Total Capital Expenditures	$25,147	$38,492	$38,238	$56,298	$158,175	$29,669	$34,815	$34,574

Brookdale Senior Living Inc.
Cash Lease and Interest Expense
As of September 30, 2016

Lease Maturity Information
	Leased Properties with Purchase Options		Leased Properties without Purchase Options		Total Leased Communities
	Community	Unit	Community	Unit	Community	Unit
Initial Lease Maturities	Count	Capacity	Count	Capacity	Count	Capacity
2016	-	-	3	260	3	260
2017	31	2,050	7	819	38	2,869
2018	42	2,169	11	1,503	53	3,672
2019	3	327	50	2,762	53	3,089
2020	2	301	90	4,686	92	4,987
Thereafter	16	1,296	291	28,589	307	29,885
Total	94	6,143	452	38,619	546	44,762

Cash Lease Payments and Debt Interest Expense, Net
($ in 000s)	FY 2015				FY 2016
	Q1	Q2	Q3	Q4	Q1	Q2	Q3
Cash Lease Payments

Facility lease expense	$94,471	$91,338	$91,144	$90,621	$96,689	$92,682	$92,519
Less: Straight-line (income) expense, net	(2,801)	(1,919)	(1,731)	(505)	(3,935)	523	859
Less: Amortization of (above) below market lease, net	1,959	1,840	1,626	1,733	1,733	1,733	1,699
Add: Amortization of deferred gain	1,093	1,093	1,093	1,093	1,093	1,093	1,093
Cash operating lease payments	$94,722	$92,352	$92,132	$92,942	$95,580	$96,031	$96,170
Supplemental breakout:
Communities with purchase options	$6,343	$6,311	$5,734	$5,968	$5,779	$5,784	$5,814
Communities without purchase options	88,379	86,041	86,398	86,974	89,801	90,247	90,356
	$94,722	$92,352	$92,132	$92,942	$95,580	$96,031	$96,170

Interest Expense: Capital and financing lease obligations	$53,203	$53,043	$53,217	$51,669	$50,579	$50,581	$50,402
Less: Non-cash interest expense on financing lease obligations	(5,700)	(5,816)	(5,942)	(6,014)	(6,439)	(6,575)	(6,714)
Add: Lease financing debt amortization with FMV or no purchase option	12,439	12,756	12,852	13,249	13,809	14,117	14,599
Cash capital and financing lease payments	$59,942	$59,983	$60,127	$58,904	$57,949	$58,123	$58,287
Supplemental breakout:
Communities with purchase options	$14,205	$13,558	$13,975	$12,233	$12,563	$12,430	$12,309
Communities without purchase options	45,737	46,425	46,152	46,671	45,386	45,693	45,978
	$59,942	$59,983	$60,127	$58,904	$57,949	$58,123	$58,287

Total cash lease payments	$154,664	$152,335	$152,259	$151,846	$153,529	$154,154	$154,457

Debt Interest Expense, Net

Property level debt interest expense	$40,174	$41,510	$41,798	$41,306	$41,816	$41,557	$41,527
Convertible debt interest expense	2,174	2,174	2,174	2,174	2,174	2,174	2,174
Total debt interest expense	42,348	43,684	43,972	43,480	43,990	43,731	43,701
Less: interest income	(427)	(382)	(398)	(396)	(702)	(728)	(809)
Debt interest expense, net	$41,921	$43,302	$43,574	$43,084	$43,288	$43,003	$42,892

Brookdale Senior Living Inc.
Quarterly Cash Flow Statements
As of September 30, 2016
($ in 000s)

Cash Flow Statements
	Q1 2015	Q2 2015	Q3 2015	Q4 2015	FY 2015	Q1 2016	Q2 2016	Q3 2016	Year to Date
Cash Flows from Operating Activities
Net income (loss)	$(130,709)	$(84,807)	$(68,336)	$(174,303)	$(458,155)	$(48,817)	$(35,491)	$(51,728)	$(136,036)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Loss on extinguishment of debt, net	44	-	-	77	121	139	-	236	375
Depreciation and amortization, net	220,808	225,483	161,331	128,894	736,516	129,447	135,682	133,163	398,292
Asset impairment	-	-	-	57,941	57,941	3,375	4,152	19,111	26,638
Equity in (earnings) loss of unconsolidated ventures	(1,484)	672	1,578	38	804	(1,018)	(338)	878	(478)
Distributions from unconsolidated ventures from cumulative share of net earnings	500	950	6,375	-	7,825	-	-	6,400	6,400
Amortization of deferred gain	(1,093)	(1,093)	(1,093)	(1,093)	(4,372)	(1,093)	(1,093)	(1,093)	(3,279)
Amortization of entrance fee revenue	(767)	(930)	(619)	(888)	(3,204)	(926)	(1,013)	(1,172)	(3,111)
Proceeds from deferred entrance fee revenue	2,455	2,858	3,574	2,226	11,113	3,087	4,371	3,869	11,327
Deferred income tax (benefit) provision	(79,237)	(53,225)	(31,552)	68,753	(95,261)	934	(602)	3,472	3,804
Change in deferred lease liability	2,801	1,919	1,731	505	6,956	3,935	(523)	(859)	2,553
Change in fair value of derivatives	550	76	164	7	797	24	4	-	28
(Gain) loss on sale of assets	-	-	(1,723)	453	(1,270)	(2,749)	198	425	(2,126)
Change in future service obligation	-	-	-	(941)	(941)	-	-	-	-
Non-cash stock-based compensation	8,873	6,851	10,147	5,780	31,651	9,769	8,994	8,455	27,218
Non-cash interest expense on financing lease obligations	5,700	5,816	5,942	6,014	23,472	6,439	6,575	6,714	19,728
Amortization of (above) below market rents, net	(1,959)	(1,840)	(1,626)	(1,733)	(7,158)	(1,733)	(1,733)	(1,699)	(5,165)
Other	-	(1,416)	(856)	(885)	(3,157)	(2,330)	(1,267)	(2,763)	(6,360)
Changes in operating assets and liabilities:
Accounts receivable, net	(13,140)	899	9,334	8,515	5,608	(2,738)	8,177	2,744	8,183
Prepaid expenses and other assets, net	24,504	12,989	2,404	11,182	51,079	(36,554)	19,709	9,507	(7,338)
Accounts payable and accrued expenses	(38,773)	(10,763)	26,344	(37,372)	(60,564)	(1,388)	(21,745)	(50,759)	(73,892)
Tenant refundable fees and security deposits	(510)	(7)	(221)	214	(524)	(226)	264	(731)	(693)
Deferred revenue	11,494	(3,665)	(31,537)	16,797	(6,911)	12,766	(16,825)	15,272	11,213
Net cash provided by operating activities	10,057	100,767	91,361	90,181	292,366	70,343	107,496	99,442	277,281
Cash Flows from Investing Activities
Decrease (increase) in lease security deposits and lease acquisition deposits, net	13,037	2,686	(3,182)	(1,675)	10,866	(1,210)	(328)	(238)	(1,776)
Decrease (increase) in cash and escrow deposits — restricted	12,289	(2,083)	(3,384)	22,464	29,286	72	283	(2,165)	(1,810)
Additions to property, plant and equipment and leasehold intangibles, net	(79,129)	(99,219)	(123,430)	(109,273)	(411,051)	(108,510)	(81,550)	(73,890)	(263,950)
Acquisition of assets, net of related payables	(174,305)	(18,396)	(750)	2,235	(191,216)	(12,157)	-	-	(12,157)
Investment in unconsolidated ventures	(3,923)	(34,686)	(2,100)	(28,588)	(69,297)	(2,365)	(1,368)	(2,338)	(6,071)
Distributions received from unconsolidated ventures	-	-	7,038	2,016	9,054	1,724	1,878	1,234	4,836
Proceeds from sale of assets, net	-	4,993	3,079	41,154	49,226	45,584	-	173,887	219,471
Other	740	1,499	924	992	4,155	2,414	(1,203)	5,872	7,083
Net cash used in investing activities	(231,291)	(145,206)	(121,805)	(70,675)	(568,977)	(74,448)	(82,288)	102,362	(54,374)
Cash Flows from Financing Activities
Proceeds from debt	85,365	79,828	384,938	35,519	585,650	177,370	14,758	10,004	202,132
Repayment of debt and capital and financing lease obligations	(47,555)	(36,482)	(369,352)	(32,373)	(485,762)	(84,016)	(44,411)	(89,269)	(217,696)
Proceeds from line of credit	445,000	240,000	285,000	205,000	1,175,000	448,500	446,000	382,000	1,276,500
Repayment of line of credit	(245,000)	(270,000)	(245,000)	(205,000)	(965,000)	(548,500)	(469,500)	(468,500)	(1,486,500)
Payment of financing costs, net of related payables	(1,481)	(1,985)	(28,785)	(371)	(32,622)	(818)	177	(773)	(1,414)
Refundable entrance fees:
Proceeds from refundable entrance fees	36	550	924	429	1,939	535	611	840	1,986
Refunds of entrance fees	(829)	(988)	(1,434)	(1,160)	(4,411)	(1,128)	(617)	(1,148)	(2,893)
Cash portion of loss on extinguishment of debt, net	(44)	-	-	-	(44)	-	-	-	-
Payment on lease termination	(3,875)	(3,875)	(4,625)	(4,625)	(17,000)	(4,625)	(4,625)	-	(9,250)
Other	716	705	673	713	2,807	(380)	590	173	383
Net cash provided by (used in) financing activities	232,333	7,753	22,339	(1,868)	260,557	(13,062)	(57,017)	(166,673)	(236,752)
Net increase (decrease) in cash and cash equivalents	11,099	(36,686)	(8,105)	17,638	(16,054)	(17,167)	(31,809)	35,131	(13,845)
Cash and cash equivalents at beginning of period	104,083	115,182	78,496	70,391	104,083	88,029	70,862	39,053	88,029
Cash and cash equivalents at end of period	$115,182	$78,496	$70,391	$88,029	$88,029	$70,862	$39,053	$74,184	$74,184